Exhibit 99.1

Altair Announces Second Quarter 2019 Financial Results

2019 Second Quarter Software Product Revenue Increased 20% year-over-year

TROY, Mich. – August 8, 2019 – Altair (Nasdaq:ALTR), a global technology company providing solutions in product development, high-performance computing and data intelligence, today released its financial results for the second quarter ended June 30, 2019.

“We had a very strong second quarter and remain excited about the future of our industry and company.” said James Scapa, founder, chairman and chief executive officer.

Second Quarter 2019 Financial Highlights

•	Software product revenue was $84.4 million, an increase of 20% from $70.6 million for the second quarter of 2018.
•

Non-GAAP software product revenue was $86.6 million, an increase of 23% from $70.6 million for the second quarter of 2018.  Non-GAAP software product revenue includes revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

•	Total revenue was $106.8 million, an increase of 14% from $93.4 million for the second quarter of 2018.
•

Non-GAAP total revenue was $109.0 million, an increase of 17% from $93.4 million for the second quarter of 2018.  Non-GAAP total revenue includes revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

•

Net loss was ($3.1) million, compared to net loss of ($1.1) million for the second quarter of 2018. Diluted net loss per share was ($0.04) based on 71.4 million diluted weighted average common shares outstanding, compared to diluted net loss per share of ($0.02) for the second quarter of 2018, based on 65.6 million diluted weighted average common shares outstanding.

•

Adjusted EBITDA was $5.2 million, compared to $5.3 million for the second quarter of 2018.  Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

•

Modified Adjusted EBITDA was $7.4 million, compared to $5.3 million for the second quarter of 2018.  Modified Adjusted EBITDA represents Adjusted EBITDA adjusted for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

•

Non-GAAP net income was $4.5 million, compared to $2.1 million for the second quarter of 2018. Non-GAAP diluted net income per share was $0.06 based on 77.7 million non-GAAP diluted common shares outstanding, compared to non-GAAP diluted net income per share of $0.03 for the second quarter of 2018, based on 77.0 million non-GAAP diluted common shares outstanding. Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, revenue not recognized under GAAP due to acquisition accounting and special items as identified by management and described elsewhere in this press release.

•	Free cash flow, which consists of cash flow from operations less capital expenditures, was $4.5 million, compared to $9.2 million for the second quarter of 2018.

Business Outlook

Based on information available as of today, Altair is issuing guidance for the third quarter and full year 2019.

Exhibit 99.1

	(Unaudited)
(in millions)	Third Quarter 2019			Full Year 2019
Software Product Revenue	$79.0	to	$81.0	$366.0	to	$370.0
Non-GAAP Software Product Revenue	$81.2		$83.2	$375.0		$379.0
Total Revenue	$103.0		$105.0	$460.0		$464.0
Non-GAAP Total Revenue	$105.2		$107.2	$469.0		$473.0
Net (Loss) Income	$(6.8)		$(5.5)	$10.5		$13.1
Non-GAAP Net Income	$3.4		$4.7	$45.2		$47.8
Adjusted EBITDA	$0.8		$2.8	$53.0		$57.0
Modified Adjusted EBITDA	$3.0		$5.0	$62.0		$66.0

(All figures in millions)

Conference Call Information

What: Altair’s Second Quarter 2019 Financial Results Conference CallWhen:Thursday, August 8, 2019
Time:4:30 p.m. ETLive Call:(866) 754-5204, Domestic(636) 812-6621, International
Replay:(855) 859-2056, Conference ID 4996438, Domestic(404) 537-3406, Conference ID 4996438, InternationalWebcast: http://investor.altair.com  (live & replay)

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Non-GAAP Software Product Revenue, Non-GAAP Total Revenue, Adjusted EBITDA, Modified Adjusted EBITDA, Non-GAAP Net Income, Non-GAAP Net Income Per Share and Free Cash Flow.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Exhibit 99.1

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair
Altair is a global technology company that provides software and cloud solutions in the areas of product design and development, high-performance computing (HPC) and data intelligence. Altair enables organizations across broad industry segments to compete more effectively in a connected world while creating a more sustainable future. To learn more, please visit www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the third quarter and full year 2019, statements regarding our anticipated success, expected expansion of our footprint, positioning for growth and convergence of technologies, and our reconciliations of projected non-GAAP financial measures.  These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Investor and Media Relations

Dave Simon

Altair

248-614-2400 ext. 332

ir@altair.com

Exhibit 99.1

ALTAIR ENGINERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30, 2019	December 31, 2018
(In thousands)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$251,828	$35,345
Accounts receivable, net	85,758	96,803
Income tax receivable	8,515	4,431
Prepaid expenses and other current assets	18,262	17,455
Total current assets	364,363	154,034
Property and equipment, net	34,050	30,153
Operating lease right of use assets	28,878	—
Goodwill	212,087	210,532
Other intangible assets, net	64,874	69,836
Deferred tax assets	5,901	5,354
Other long-term assets	19,567	17,288
TOTAL ASSETS	$729,720	$487,197
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$472	$331
Accounts payable	6,462	8,357
Accrued compensation and benefits	29,155	31,740
Current portion of operating lease liabilities	9,412	—
Other accrued expenses and current liabilities	27,979	27,039
Deferred revenue	67,587	59,765
Total current liabilities	141,067	127,232
Long-term debt, net of current portion	173,157	31,417
Operating lease liabilities, net of current portion	20,722	—
Deferred revenue, non-current	6,219	6,754
Other long-term liabilities	26,362	25,756
TOTAL LIABILITIES	367,527	191,159
Commitments and contingencies
MEZZANINE EQUITY	2,352	2,352
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 39,672 and 38,349 shares as of June 30, 2019 and December 31, 2018, respectively	4	4
Class B common stock, authorized 41,203 shares, issued and outstanding 31,901 and 32,171 shares as of June 30, 2019 and December 31, 2018, respectively	3	3
Additional paid-in capital	433,902	379,832
Accumulated deficit	(64,964)	(74,863)
Accumulated other comprehensive loss	(9,104)	(11,290)
TOTAL STOCKHOLDERS’ EQUITY	359,841	293,686
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$729,720	$487,197

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share data)	2019	2018	2019	2018
Revenue
License	$56,653	$46,700	$133,274	$113,635
Maintenance and other services	27,755	23,907	54,425	46,641
Total software	84,408	70,607	187,699	160,276
Software related services	7,907	8,707	17,679	18,180
Total software and related services	92,315	79,314	205,378	178,456
Client engineering services	12,412	12,417	24,462	24,497
Other	2,046	1,629	4,792	3,664
Total revenue	106,773	93,360	234,632	206,617
Cost of revenue
License *	2,954	4,068	8,775	7,798
Maintenance and other services *	9,430	7,915	17,961	15,107
Total software	12,384	11,983	26,736	22,905
Software related services	6,612	6,512	13,130	13,221
Total software and related services	18,996	18,495	39,866	36,126
Client engineering services	10,033	9,960	19,833	20,160
Other	1,994	1,001	4,209	2,212
Total cost of revenue	31,023	29,456	63,908	58,498
Gross profit	75,750	63,904	170,724	148,119
Operating expenses:
Research and development *	29,829	24,744	57,345	47,447
Sales and marketing *	26,221	19,979	52,672	38,606
General and administrative *	19,851	17,412	40,180	34,402
Amortization of intangible assets	3,600	1,986	7,128	3,926
Other operating income	(549)	(392)	(1,166)	(2,583)
Total operating expenses	78,952	63,729	156,159	121,798
Operating (loss) income	(3,202)	175	14,565	26,321
Interest expense	590	45	860	61
Other income, net	(505)	(176)	(115)	(1,076)
(Loss) income before income taxes	(3,287)	306	13,820	27,336
Income tax (benefit) expense	(167)	1,386	3,921	3,732
Net (loss) income	$(3,120)	$(1,080)	$9,899	$23,604
Income per share:
Net (loss) income per share attributable to common stockholders, basic	$(0.04)	$(0.02)	$0.14	$0.37
Net (loss) income per share attributable to common stockholders, diluted	$(0.04)	$(0.02)	$0.13	$0.32
Weighted average shares outstanding:
Weighted average number of shares used in computing net (loss) income per share, basic	71,373	65,580	71,081	64,614
Weighted average number of shares used in computing net (loss) income per share, diluted	71,373	65,580	77,017	72,881

_________________

*Amounts include stock-based compensation expense as follows (in thousands) (unaudited):

Exhibit 99.1

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Cost of revenue – software	$279	$8	$343	$16
Research and development	579	108	937	155
Sales and marketing	475	134	937	175
General and administrative	747	184	1,075	304
Total stock-based compensation expense	$2,080	$434	$3,292	$650

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Six Months Ended June 30,
(In thousands)	2019	2018
OPERATING ACTIVITIES:
Net income	$9,899	$23,604
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,468	7,525
Provision for bad debt	134	269
Amortization of debt discount and issuance costs	459	12
Stock-based compensation expense	3,292	650
Deferred income taxes	(703)	1,312
Other, net	(17)	(166)
Changes in assets and liabilities:
Accounts receivable	10,406	11,743
Prepaid expenses and other current assets	(4,952)	(3,454)
Other long-term assets	(2,300)	(276)
Accounts payable	(2,187)	335
Accrued compensation and benefits	(2,455)	73
Other accrued expenses and current liabilities	1,887	(4,511)
Operating lease right-of-use assets and liabilities, net	197	—
Deferred revenue	7,740	197
Net cash provided by operating activities	31,868	37,313
INVESTING ACTIVITIES:
Capital expenditures	(6,667)	(3,130)
Payments for acquisition of developed technology	(344)	(2,738)
Payments for acquisition of businesses, net of cash acquired	(709)	(7,028)
Other investing activities, net	16	38
Net cash used in investing activities	(7,704)	(12,858)
FINANCING ACTIVITIES:
Proceeds from issuance of convertible senior notes, net of underwriters' discount and commissions	223,101	—
Payments on revolving commitment	(127,941)	—
Borrowings under revolving commitment	96,991	—
Proceeds from the exercise of stock options	1,270	1,668
Payments for issuance costs of convertible senior notes	(1,018)	—
Payments for follow-on public offering and initial public offering costs	—	(468)
Proceeds from issuance of Class A common stock in follow-on public offering, net of underwriters' discounts and commissions	—	135,572
Other financing activities	(259)	(342)
Net cash provided by financing activities	192,144	136,430
Effect of exchange rate changes on cash, cash equivalents and restricted cash	187	(877)
Net increase in cash, cash equivalents and restricted cash	216,495	160,008
Cash, cash equivalents and restricted cash at beginning of year	35,685	39,578
Cash, cash equivalents and restricted cash at end of period	$252,180	$199,586
Supplemental disclosure of cash flow:
Interest paid	$362	$41
Income taxes paid	$4,054	$3,660
Supplemental disclosure of non-cash investing and financing activities:
Finance leases	$566	$1,010
Property and equipment in accounts payable	$417	$935
Convertible senior notes issuance costs in accounts payable	$216	$—
Follow-on public offering costs in accounts payable	$—	$88
Promissory notes issued and deferred payment obligations for acquisitions	$—	$278

Exhibit 99.1

Financial Results

The following table provides a reconciliation of Non-GAAP net income and Non-GAAP diluted income per share to net (loss) income and (loss) income per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share amounts)	2019	2018	2019	2018
Net (loss) income	$(3,120)	$(1,080)	$9,899	$23,604
Stock-based compensation expense	2,080	434	3,292	650
Amortization of intangible assets	3,600	1,986	7,128	3,926
Acquisition related deferred revenue (1)	2,250	—	4,500	—
Special adjustments (2)	776	929	1,004	(223)
Income tax effect of non-GAAP adjustments	(1,057)	(124)	(1,827)	(199)
Non-GAAP net income	$4,529	$2,145	$23,996	$27,758

(Loss) income per share - diluted	$(0.04)	$(0.02)	$0.13	$0.32
Non-GAAP income per share - diluted	$0.06	$0.03	$0.31	$0.36

GAAP diluted shares outstanding:	71,373	65,580	77,017	72,881
Non-GAAP diluted shares outstanding:	77,700	77,000	77,700	77,000

(1)	Represents revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.
(2)

Includes an impairment charge for royalty contracts resulting in $0.8 million and $0.9 million of expense for the three months ended June 30, 2019 and 2018, respectively, and $1.0 million and $1.8 million of expense for the six months ended June 30, 2019 and 2018, respectively. Includes a non-recurring adjustment for a change in estimated legal expenses resulting in $2.0 million of income for the six months ended June 30, 2018.

The following table provides a reconciliation of Adjusted EBITDA and Modified Adjusted EBITDA to net (loss) income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2019	2018	2019	2018
Net (loss) income	$(3,120)	$(1,080)	$9,899	$23,604
Income tax (benefit) expense	(167)	1,386	3,921	3,732
Stock-based compensation expense	2,080	434	3,292	650
Interest expense	590	45	860	61
Interest income and other (1)	508	536	709	(719)
Depreciation and amortization	5,274	3,982	10,468	7,525
Adjusted EBITDA	5,165	5,303	29,149	34,853
Acquisition related deferred revenue (2)	2,250	—	4,500	—
Modified Adjusted EBITDA	$7,415	$5,303	$33,649	$34,853

(1)

Includes an impairment charge for royalty contracts resulting in $0.8 million and $0.9 million of expense for the three months ended June 30, 2019 and 2018, respectively, and $1.0 million and $1.8 million of expense for the six months ended June 30, 2019 and 2018, respectively. Includes a non-recurring adjustment for a change in estimated legal expenses resulting in $2.0 million of income for the six months ended June 30, 2018.

(2)	Represents revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

Exhibit 99.1

The following table provides a reconciliation of Non-GAAP total revenue to total revenue, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2019	2018	2019	2018
Total revenue	$106,773	$93,360	$234,632	$206,617
Acquisition related deferred revenue(1)	2,250	—	4,500	—
Non-GAAP total revenue	$109,023	$93,360	$239,132	$206,617
(1)	Adjustment for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

The following table provides a reconciliation of Non-GAAP total software product revenue to total software product revenue, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2019	2018	2019	2018
Total software product revenue	$84,408	$70,607	$187,699	$160,276
Acquisition related deferred revenue(1)	2,250	—	4,500	—
Non-GAAP total software product revenue	$86,658	$70,607	$192,199	$160,276
(1)	Adjustment for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

The following table provides a recompilation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2019	2018	2019	2018
Net cash provided by operating activities	$6,553	$10,624	$31,868	$37,313
Capital expenditures	(2,084)	(1,446)	(6,667)	(3,130)
Free cash flow	$4,469	$9,178	$25,201	$34,183

Effective January 1, 2018, we adopted Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (ASC 606). The following table sets forth selected quarterly information under ASC 606 for 2018:

	(Unaudited)
	Three months ended
	ASC 606
(in thousands)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Software product revenue	$89,670	$70,606	$64,182	$79,903
Total revenue	113,257	93,360	86,751	103,011
Net income (loss)	24,684	(1,080)	934	(9,003)
Adjusted EBITDA	29,550	5,303	2,399	12,928

Exhibit 99.1

Business Outlook

The following table provides a reconciliation of projected Non-GAAP net income to projected net (loss) income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months ending September 30, 2019		Year Ending December 31, 2019
(in thousands)	Low	High	Low	High
Net (loss) income	$(6,750)	$(5,450)	$10,500	$13,100
Stock-based compensation expense	2,100	2,100	7,500	7,500
Amortization of intangible assets	3,800	3,800	15,200	15,200
Acquisition related deferred revenue(1)	2,250	2,250	9,000	9,000
Non-recurring adjustments	2,000	2,000	3,000	3,000
Non-GAAP net income	$3,400	$4,700	$45,200	$47,800

(1)	Adjustment for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

The following table provides a reconciliation of projected Adjusted EBITDA and Modified Adjusted EBITDA to projected net (loss) income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months ending September 30, 2019		Year Ending December 31, 2019
(in thousands)	Low	High	Low	High
Net (loss) income	$(6,750)	$(5,450)	$10,500	$13,100
Income tax (benefit) expense	(3,600)	(2,900)	5,700	7,100
Stock-based compensation expense	2,100	2,100	7,500	7,500
Interest expense	2,700	2,700	6,400	6,400
Depreciation and amortization	5,300	5,300	22,000	22,000
Interest income and other non-recurring adjustments	1,000	1,000	900	900
Adjusted EBITDA	750	2,750	53,000	57,000
Acquisition related deferred revenue(1)	2,250	2,250	9,000	9,000
Modified Adjusted EBITDA	$3,000	$5,000	$62,000	$66,000

(1)	Adjustment for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

Exhibit 99.1

The following table provides a reconciliation of projected Non-GAAP total revenue to projected total revenue, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months ending September 30, 2019		Year Ending December 31, 2019
(in millions)	Low	High	Low	High
Total revenue	$103.0	$105.0	$460.0	$464.0
Acquisition related deferred revenue(1)	2.2	2.2	9.0	9.0
Non-GAAP total revenue	$105.2	$107.2	$469.0	$473.0

(1)	Adjustment for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

The following table provides a reconciliation of projected Non-GAAP total software product revenue to projected total software product revenue, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months ending September 30, 2019		Year Ending December 31, 2019
(in millions)	Low	High	Low	High
Total software product revenue	$79.0	$81.0	$366.0	$370.0
Acquisition related deferred revenue(1)	2.2	2.2	9.0	9.0
Non-GAAP total software product revenue	$81.2	$83.2	$375.0	$379.0

(1)	Adjustment for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.